EXHIBIT 99.4

U.S. BANK

MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

(INCLUDING FIXTURE FILING UNDER UNIFORM COMMERCIAL CODE)

MINNESOTA REAL ESTATE

     NOTWITHSTANDING anything to the contrary herein, enforcement of this mortgage is limited to a debt amount of $1,000,000.00 under chapter 287 of Minnesota Statutes.

     This Mortgage, Security Agreement and Assignment of Rents (“Mortgage”) is made and entered into by the undersigned borrower(s), guarantor(s) and/or other obligor(s) (collectively the “Mortgagor”) in favor of U.S. Bank N.A. (the “Bank”) as of the date set forth below.

ARTICLE I. MORTGAGE/SECURITY INTEREST

     1.1 Grant of Mortgage/Security Interest. For consideration received, the Mortgagor hereby mortgages, conveys, grants and collaterally assigns to the Bank the Mortgaged Property (defined below) to secure all of the Mortgagor’s Obligations (defined below) to the Bank. The intent of the parties hereto is that the Mortgaged Property secures all Obligations of the Mortgagor to the Bank, whether or not such Obligations exist under this Mortgage or any other agreements, whether now or hereafter existing, between the Mortgagor and the Bank or in favor of the Bank, including, without limitation, any note, any loan or security agreement, any lease, any other mortgage, deed of trust or other pledge of an interest in real or personal property, any guaranty, any letter of credit or reimbursement agreement or banker’s acceptance, any agreement for any other services or credit extended by the Bank to the Mortgagor even though not specifically enumerated herein and any other agreement with the Bank (together and individually, the “Loan Documents”).

     1.2 “Mortgaged Property” means all of the following whether now owned or existing or hereafter acquired by the Mortgagor, wherever located: all the real estate described below or in Exhibit A attached hereto (the “Land”), together with all buildings, structures, standing timber, timber to be cut, fixtures, furnishings, inventory, equipment, machinery, apparatus, appliances, and articles of personal property of every kind and nature whatsoever, (and all proceeds and products thereof) now or hereafter located on the Land, or any part thereof, and used in connection with the Land and improvements; all materials, contracts, drawings and personal property relating to any construction on the Land; and all other improvements now or hereafter constructed, affixed or located thereon (the “Improvements”) (the Land and the improvements collectively the “Premises”); any and all easements, rights-of-way, licenses, privileges, and appurtenances thereto; any and all lease or other agreements for the use or occupancy of the Premises, and all the rents, issues, profits or any proceeds therefrom and all security deposits and any guaranty of a tenant’s obligation thereunder (collectively the “Rents”); all awards as a result of condemnation, eminent domain or other decrease in value of the Premises and all insurance and other proceeds of the Premises; and any interest of Mortgagor in and to the land lying within any street or roadway adjoining the Premises and any strips and gores adjoining the Premises or any part thereof.

     The Land is described as follows (or in Exhibit A hereto if the description does not appear below):

Lots four (4) and Five (5), Block Three (3), EXCEPT that part of Lot 5 lying southerly of a line parallel with and distance 201.90 feet south of the North line of said Lot 5, Eastwood Industrial Centre, the 5 perimeter corners of which subdivision are marked with Judicial Landmarks.

Property Identification Number R01.09.10.103.007
Mortgage Tax Payable hereon $2,300.00

     1.3 “Obligations” means all loans by the Bank to WINLAND ELECTRONICS, INC., including those loans evidenced by a note or notes dated 09/30/04 in the initial principal amount(s) of $1,000,000.00, and any extensions, renewals, restatements and modifications thereof and all principal, interest, fees and expenses relating thereto (the “Note”); and also means all the Mortgagor’s debts, liabilities, obligations, covenants, warranties, and duties to the Bank (plus its affiliates including any credit card debt, but specifically excluding any type of consumer credit), whether now or hereafter existing or incurred, whether liquidated or unliquidated, whether absolute or contingent, whether arising out of the Loan Documents or otherwise, and regardless of whether such Obligations arise out of existing or future credit granted by the Bank to any Mortgagor, to any Mortgagor and others, to others guaranteed, endorsed or otherwise secured by any Mortgagor or to any debtor-in-possession/successor-in-interest of any Mortgagor, and principal, interest, fees, expenses and charges relating to any of the foregoing, including without limitation, costs and expenses of collection and enforcement of this Mortgage, attorneys’ fees and environmental assessment or remediation costs. If the maximum debt amount secured by this Mortgage is less than the total amount of the Obligations, this Mortgage will secure the last increment of Obligations outstanding and will not be released until all Obligations have been fully and finally repaid.

     1.4 Homestead. The Premises are not the homestead of the Mortgagor.

     1.5 Revolving Credit Facility.   ☐  If checked here, this Mortgage secures a revolving credit facility as that term is defined in Minnesota Statutes Section 287.05. The maximum amount which may be secured at any one time under the revolving credit facility is $N/a. The Bank is aware of the provisions of Minnesota Statutes Section 287.05 and intends to comply with the requirements thereof.

ARTICLE II. WARRANTIES AND COVENANTS

     In addition to all other warranties and covenants of the Mortgagor under the Loan Documents which are expressly incorporated herein as part of this Mortgage, including the covenants to pay and perform all Obligations, and while any part of the credit granted the Mortgagor under the Loan Documents is available or any Obligations of the Mortgagor to the Bank are unpaid or outstanding, the Mortgagor continuously warrants and agrees as follows:

     2.1 Warranty of Title/Possession. The Mortgagor has sole and exclusive title to and possession of the Premises, excepting only the following “Permitted Encumbrances”: restrictions and utility easements of record and zoning ordinances (the terms of which are and will be complied with, and in the case of easements, are and will be kept free of encroachments); taxes and assessments not yet due and payable; and those Permitted Encumbrances set forth on Exhibit B attached hereto (except that if no Exhibit B is attached there will be no additional Permitted Encumbrances). The lien of this Mortgage, subject only to Permitted Encumbrances, is and will continue to be a valid first and only lien upon all of the Mortgaged Property.

     2.2 Maintenance; Waste; Alteration. The Mortgagor will maintain the Premises in good and tenantable condition and will restore or replace damaged or destroyed Improvements with items of at least equal utility and value. The Mortgagor will not commit or permit waste to be committed on the Premises. The Mortgagor will not remove, demolish or materially alter any part of the Premises without the Bank’s prior written consent, except the Mortgagor may remove a fixture or item of personal property, provided the fixture or item of personal property is promptly replaced with another fixture or item of personal property of at least equal utility. The replacement fixture or item of personal property will be subject to the priority lien and security interest of this Mortgage.

     2.3 Transfer and Liens. The Mortgagor will not, without the prior written consent of the Bank which may be withheld in the Bank’s sole and absolute discretion, either voluntarily or involuntarily (i) sell, assign, lease or transfer, or permit to be sold, assigned, leased or transferred any part of the Premises, or any interest there; or (ii) pledge or otherwise encumber, create or permit to exist any mortgage, pledge, lien or claim for lien or encumbrance upon any part of the Premises or interest therein, except of the Permitted Encumbrances.

     2.4 Escrow. After written request from the Bank, the Mortgagor will pay to the Bank sufficient funds at such time as the Bank designates, to pay (i) the estimated annual real estate taxes and assessments on the Premises; (ii) all property or hazard insurance premiums when due; and (iii) flood insurance premiums, if any. Interest will not be paid by the Bank on any escrow funds. Escrowed funds may be commingled without funds of the Bank. All escrowed funds are hereby pledged as additional security for the Obligations.

     2.5 Taxes, Assessments, and Charges. To the extent not paid to the Bank under 2.4 above, the Mortgagor will pay before they become delinquent all taxes, assessments and other charges now or hereafter levied or assessed against the Premises, against the Bank based upon the Mortgage or the Obligations secured by the Mortgage, or upon the Bank’s interest in the Premises, and will deliver to the Bank receipts showing timely payment.

     2.6 Insurance. The Mortgagor will continually insure the Premises, with insurers acceptable to the Bank, against such perils or hazards as the Bank may require, in amounts not less than the unpaid balance of the Obligations or the full replacement value of the Improvements, whichever is less, with acceptable co-insurance provisions. The policies will contain an agreement by each insurer that the policy will not be terminated or modified without at least 30 days’ prior written notice to the Bank and will contain a mortgage clause acceptable to the Bank; and the Mortgagor will take such other action as the Bank may reasonably request to ensure that the Bank will receive (subject to no other interests) the insurance proceeds from the

Improvements. The Mortgagor hereby assigns all insurance proceeds to and irrevocably directs, while any Obligations remain unpaid, any insurer to pay to the Bank the proceeds of all such insurance and any premium refund; and authorizes the Bank to endorse the Mortgagor’s name to effect the same, to make, adjust or settle, in the Mortgagor’s name, any claim on any insurance policy relating to the Premises. The proceeds and refunds will be applied in such manner as the Bank, in its sole and absolute discretion, determines to rebuilding of the Premises or to payment of the Obligations, whether or not then due and payable.

     2.7 Condemnation. The Mortgagor will pay to the Bank all compensation received for the taking of the Premises, or any part thereof, by a condemnation proceeding (including payments in compromise of condemnation proceedings), and all compensation received as damages for injury to the Premises, or any part thereof. The compensation will be applied in such manner as the Bank, in its sole and absolute discretion, determines to rebuilding of the Premises or to payment of the Obligations, whether or not then due and payable.

     2.8 Environmental Matters. Except as specifically disclosed by Mortgagor to Bank in writing prior to the execution of this Mortgage, Mortgagor represents and warrants as follows. There exists no uncorrected violation by the Mortgagor of any federal, state or local laws (including statutes, regulations, ordinances or other governmental restrictions and requirements) relating to the discharge of air pollutants, water pollutants or process waste water or otherwise relating to the environment or Hazardous Substances as hereinafter denied, whether such laws currently exist or are enacted in the future (collectively “Environmental Laws”). The term “Hazardous Substances” will mean any hazardous or toxic wastes, chemicals or other substances, the generation, possession or existence of which is prohibited or governed by any Environmental Laws. The Mortgagor is not subject to any judgment, decree, order or citation, or a party to (or threatened with) any litigation or administrative proceeding, which asserts that the Mortgagor (a) has violated any Environmental Laws; (b) is required to clean up, remove or take remedial or other action with respect to any Hazardous Substances (collectively “Remedial Action”); or (c) is required to pay all or a portion of the cost of any Remedial Action, as a potentially responsible party. Except as disclosed on the Borrower’s environmental questionnaire provided to the Bank, there are not now, nor to the Mortgagor’s knowledge after reasonable investigation have there ever been, any Hazardous Substances (or tanks or other facilities for the storage of Hazardous Substances) stored, deposited, recycled or disposed of on, under or at any real estate owned or occupied by the Mortgagor during the periods that the Mortgagor owned or occupied such real estate, which if present on the real estate or in soils or ground water, could require Remedial Action. To the Mortgagor’s knowledge, there are no proposed or pending changes in Environmental Laws which would adversely affect the Mortgagor or its business, and there are no conditions existing currently or likely to exist while the Loan Documents are in effect which would subject the Mortgagor to Remedial Action or other liability. Mortgagor currently complies with and will continue to timely comply with all applicable Environmental Laws; and will provide the Bank, immediately upon receipt, copies of any correspondence, notice, complaint, order or other documents from any source asserting or alleging any circumstances or condition which requires or may require a financial contribution by the Mortgagor or Remedial Action or other response by or on the part of the Mortgagor under Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from the Mortgagor for an alleged violation of Environmental Laws. In the event of any such circumstance or condition, the Mortgagor agrees, at its expense and at the request of the Bank, to permit an environmental audit solely for the benefit of the Bank, to be conducted by the Bank or an independent agent selected by the Bank and which may not be relied on by the Mortgagor for any purpose. This provision shall not relieve the Mortgagor from conducting its own environmental audits or taking any other steps necessary to comply with Environmental Laws.

     2.9 Assignments. The Mortgagor will not assign, in whole or in part, to anyone other than the Bank, the rents, issues or profits arising from the Premises, without the Bank’s prior written consent.

     2.10 Right of Inspection. The Bank may at all reasonable times enter and inspect the Premises.

     2.11 Waivers by Mortgagor. To the greatest extent that such rights may then be lawfully waived, the Mortgagor hereby agrees for itself and any persons claiming under the Mortgagor that it will waive and will not, at any time, insist upon or plead or in any manner whatsoever claim or take any benefit or advantage of (a) any exemption, stay, extension or moratorium law now or at any time hereafter in force; (b) any law now or hereafter in force providing for the valuation or appraisement of the Premises or any part thereof prior to any sale or sales thereof to be made pursuant to any provision herein contained or pursuant to the decree, judgment or order of any court of competent jurisdiction; (c) any statute of limitations now or at any time hereafter in force; or (d) any right to require marshalling of assets by the Bank.

     2.12 Assignment of Rents and Leases. The Mortgagor assigns and transfers to the Bank, as additional security for the Obligations, all right, title and interest of the Mortgagor in and to all leases which now exist or hereafter may be executed by or on behalf of the Mortgagor covering the Premises, and any extensions or renewals thereof, together with all Rents. Upon default under this Mortgage or any of the Loan Documents or any Obligation (notwithstanding any cure period), the Bank shall be immediately entitled to the Rents and the Bank may, at its option, affirmatively perfect its claim to the Rents by executing and delivering written notice to the Mortgagor declaring that the Rents are the property of the Bank. After the giving of such notice, the Bank, at its option without notice and without seeking or obtaining the appointment of a receiver or taking actual possession of the Premises may (a) give notice to any tenant(s) that the tenant(s) should begin making payments under their lease agreement(s) directly to the Bank or its designee; (b) commence a foreclosure action and file a motion for appointment of a receiver; or (c) give notice to the Mortgagor that the Mortgagor should collect all Rents arising from the Premises and remit them to the Bank upon collection and that the Mortgagor should enforce the terms of the lease(s) to ensure prompt payment by tenant(s) under the lease(s). All Rents received by the Mortgagor shall be held in trust by the Mortgagor for the Bank. All such payments received by the Bank shall be applied, first, in such manner and order as may be prescribed by Minnesota Statutes Section 576.01, as amended, and, second, in any manner and order of payment as the Bank determines to payments required under this Mortgage, the Loan Documents and the Obligations. The Mortgagor agrees to hold each tenant harmless from actions relating to tenant’s payment of Rents to the Bank.

     2.13 Fixture Filing. From the date of its recording, this Mortgage shall be effective as a financing statement filed as a fixture filing with respect to the Improvements and for this purpose the name and address of the debtor is the name and address of the Mortgagor as set forth in this Mortgage and the name and address of the secured party is the name and address of the Bank as set forth in this Mortgage. The Mortgaged Property includes goods which are or are to become fixtures.

     2.14 Compliance with Leases. The Mortgagor will comply with all terms, covenants and conditions of any lease(s) affecting the Premises. Mortgagor will not accept any prepayment of rent for more than one month in advance, without the prior written consent of the Bank.

ARTICLE III. RIGHTS AND DUTIES OF THE BANK

     In addition to all other rights (including setoff) and duties of the Bank under the Loan Documents which are expressly incorporated herein as part of this Mortgage, the following provisions will also apply:

     3.1 Bank Authorized to Perform for Mortgagor. If the Mortgagor fails to perform any of the Mortgagor’s duties or covenants set forth in this Mortgage, the Bank may perform the duties or cause them to be performed, including without limitation signing the Mortgagor’s name or paying any amount so required, and the cost, with interest the default rate set forth in the Loan Documents, will immediately be due from the Mortgagor to the Bank from the date of expenditure by the Bank to date of payment by the Mortgagor, and will be one of the Obligations secured by this Mortgage. All acts by the Bank are hereby ratified and approved, and the Bank will not be liable for any acts of commission or omission, nor for any errors of judgment or mistakes of fact or law.

ARTICLE IV. DEFAULTS AND REMEDIES

     The Bank may enforce its rights and remedies under this Mortgage upon default. A default will occur if the Mortgagor fails to comply with the terms of any Loan Documents or this Mortgage (including any guaranty by the Mortgagor) or defaults under the terms of any other mortgage affecting the Premises, or if any other obligor fails to comply with the terms of any loan documents for which the Mortgagor has given the Bank a guaranty secured by this Mortgage. Upon occurrence of a default, the Bank may declare the Obligations to be immediately due and payable.

     4.1 Cumulative Remedies; Waiver. In addition to the remedies for default set forth in the Loan Documents, including acceleration, the Bank upon default will have all other rights and remedies for default available by law or equity including foreclosure of this Mortgage. The rights and remedies specified herein are cumulative and are not exclusive of any rights or remedies which the Bank would otherwise have. With respect to such rights and remedies:

a. Receiver. To the greatest extent that such rights may then be lawfully waived, upon the commencement or during the pendency of any action to foreclose this Mortgage, the Bank will be entitled, as a matter of right, without notice or demand and without giving bond or other security, and without regard to the solvency or insolvency of the Mortgagor or to the value of the Premises, to have a receiver appointed for all or any part of the Premises, which receiver will be authorized to collect the rents, issues and profits of the Premises during the pendency of such foreclosure action, and until the confirmation of sale made under any judgment foreclosing this Mortgage, and to hold and apply such rents, issues and profits, when so collected, as the court will from time to time direct.

b. Foreclosure/Suit. The Mortgagor confers upon the Bank the authority and power to proceed to protect and enforce its rights by a suit or suits in equity or at law, either for the specific performance of any covenant or agreement contained herein or in the Note, or in aid of the execution of any power herein or therein granted, or for the foreclosure of this Mortgage, or for the enforcement of any other appropriate legal or equitable remedy, and in addition authorizes the Bank to sell the Mortgaged Property at a public auction and convey the same to the purchaser in fee simple, as provided by law, and the Mortgagor to remain liable for any deficiency. Said sale may be as one tract or otherwise, at the sole option of the Bank. The Mortgagor agrees that, for the purpose of Section 580.08, Minnesota Statutes, the Mortgaged Property is a single tract.

c. Power of Sale. In the event of foreclosure, the Bank may sell the Premises at public sale and execute and deliver to the purchasers deeds of conveyance pursuant to statute.

d. Waiver by the Bank. The Bank may permit the Mortgagor to attempt to remedy any default without waiving its rights and remedies hereunder, and the Bank may waive any default without waiving any other subsequent or prior default by the Mortgagor. Furthermore, delay on the part of the Bank in exercising any right, power or privilege hereunder or at law will not operate as a waiver thereof, nor will any single or partial exercise of such right, power or privilege preclude other exercise thereof or the exercise of any other right, power or privilege. No waiver or suspension will be deemed to have occurred unless the Bank has expressly agreed in writing specifying such waiver or suspension.

e. Uniform Commercial Code. The Bank shall have all of the rights and remedies provided under the Minnesota Uniform Commercial Code.

ARTICLE V. MISCELLANEOUS

     In addition to all other miscellaneous provisions under the Loan Documents which are expressly incorporated as a part of this Mortgage, the following provisions will also apply:

     5.1 Term of Mortgage. The Bank’s rights under this Mortgage will continue until the Bank’s commitment to lend has been terminated or expired, and until all Obligations have been paid in full and performed.

     5.2 Time of the Essence. Time is of the essence with respect to payment of the Obligations, the performance of all covenants of the Mortgagor and the payment of taxes, assessments, and similar charges and insurance premiums.

     5.3 Subrogation. The Bank will be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the proceeds of the Note.

     5.4 Choice of Law. Foreclosure of this Mortgage will be governed by the laws of the state in which the Land is located. For all other purposes, the choice of law specified in the Loan Documents will govern.

     5.5. Severability. Invalidity or unenforceability of any provision of this Mortgage shall not affect the validity or enforceability of any other provision.

     5.6 Entire Agreement. This Mortgage is intended by the Mortgagor and Bank as a final expression of this Mortgage and as a complete and exclusive statement of its terms, there being no conditions to the full effectiveness of this Mortgage. No parol evidence of any nature shall be used to supplement or modify any terms.

     5.7 Joint Liability; Successors and Assigns. If there is more than one Mortgagor, the liability of the Mortgagors will be joint and several, and the reference to “Mortgagor” shall be deemed to refer to all Mortgagors. The rights, options, powers and remedies granted in this Mortgage and the other Loan Documents shall extend to the Bank and to its successors and assigns, shall be binding upon the Mortgagor and its successors and assigns, and shall be applicable hereto and to all renewals, amendments and/or extensions hereof.

     5.8 Indemnification. Except for harm arising from the Bank’s willful misconduct, the Mortgagor hereby indemnifies and agrees to defend and hold the Bank harmless from any and all losses, costs, damages, claims and expenses of any kind suffered by or asserted against the Bank relating to claims by third parties arising out of the financing provided under the Loan Documents or related to the Mortgaged Property (including, without limitation, the Mortgagor’s failure to perform its obligations relating to Environmental Matters described in Section 2.8 above). This indemnification and hold harmless provision will survive the termination of the Loan Documents and the satisfaction of this Mortgage and Obligations due the Bank.

     5.9 Notices. Notice of any record shall be deemed delivered when the record has been (a) deposited in the United States Mail, postage pre-paid, (b) received by overnight delivery service, (c) received by telex, (d) received by telecopy, (e) received through the internet, or (f) when personally delivered.

     5.10 Riders. The rider(s) attached hereto and recorded together with this Mortgage are hereby fully incorporated into this Mortgage.

[Check applicable box(es)]	☐ Construction Loan Rider ☐ Condominium Rider ☐ Second Mortgage Rider

☐ Other(s) (Specify)

[SIGNATURE(S) ON NEXT PAGE]

     IN WITNESS WHEREOF, the undersigned has/have executed this MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS as of SEPTEMBER 30, 2004.

(Individual Mortgagor)	WINLAND ELECTRONICS, INC.

Mortgagor Name (Organization)

a MINNESOTA Corporation

Mortgagor Name: N/A	By	/s/ Jennifer A. Thompson

	Name and Title:	JENNIFER A THOMPSON
(Individual Mortgagor)		TREASURER/CHIEF FIN OFF

By

Mortgagor Name: N/A	Name and Title

(Mortgagor Address)

NOTE: If individuals are married, both spouses must sign	1950 EXCEL DRIVE MANKATO, MN 56001

(Bank Address)
U.S. BANK N.A.
400 CITY CENTER
OSHKOSH, WI 54901

STATE OF MINNESOTA	)
)ss.
COUNTY OF BLUE EARTH	)

This instrument was acknowledged before me on 9-30-04, by JENNIFER A. THOMPSON, as TREASURER/CHIEF FIN OFF, of WINLAND ELECTRONICS, INC.

/s/ Karen M. Willrett

(Notarial Seal)	Printed Name: Karen M. Willrett
Karen M. Willrett	Notary Public, State of: Minnesota
Notary Public-Minnesota	My commission expires: 1-31-05
My Commission expires 1-31-05

This instrument was drafted by	Todd D. Loosbrock

(name)

on behalf of

After recording return to	U.S. BANK, N.A.	204 So. 2nd Street, Mankato, MN 56001

	(name)	(address)

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